Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Robert O. Hopkins, as Vice President, Finance and Chief Financial Officer of Adamis Pharmaceuticals, Corporation (the “Company”), pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1) the Company’s Quarterly Report on Form 10-Q for the year ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT O. HOPKINS
Robert O. Hopkins
Vice President and Chief Financial Officer

Dated: August 7, 2015

This certification is being furnished to the SEC with this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.